Exhibit 10.10

                             MASTER PLEDGE AGREEMENT

            THIS MASTER PLEDGE AGREEMENT (this "Agreement"), dated as of April __, 2004, is by and between each of the Persons designated as a Pledgor on the signature pages attached hereto (each, a "Pledgor" and collectively, the "Pledgors"), and LaSalle Business Credit, LLC, as agent (the "Pledgee") for itself and the Lenders (as defined herein).

                              W I T N E S S E T H:

            WHEREAS, Easy Gardener Products, Ltd., a Texas limited partnership (the "Borrower"), EYAS International, Inc., a Texas corporation, EG Product Management, L.L.C., a Texas limited liability company, EG, L.L.C., a Nevada limited liability company, Weatherly Consumer Products Group, Inc., a Delaware corporation, Weatherly Consumer Products, Inc., a Delaware corporation, NBU Group, LLC, a Texas limited liability company, the Pledgee, as agent for itself and certain other lenders from time to time party thereto (the "Lenders") and such Lenders, are parties to that certain Loan and Security Agreement of even date herewith (as amended, amended and restated or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement), pursuant to which the Pledgee and the Lenders have agreed to extend loans and certain other financial accommodations to the Borrower, and the Borrower and Pledgors have granted to the Pledgee, for the benefit of Pledgee and the Lenders, a security interest in substantially all of their respective assets;

            WHEREAS, each Pledgor (other than the Borrower) has executed a certain Continuing Unconditional Guaranty of even date herewith (the "Guaranty") in favor of Pledgee, for the benefit of Pledgee and the Lenders, pursuant to which each Pledgor (other than the Borrower) has jointly and severally guaranteed all of the Liabilities, as such term is defined in the Loan Agreement;

            WHEREAS, the extension of credit, as aforesaid, by Pledgee and the Lenders is necessary and desirable to the conduct and operation of the business of the Borrower and will inure to the personal and financial benefit of each Pledgor;

            WHEREAS, each Pledgor is the record and beneficial owner of 100% of the issued and outstanding equity interests of each issuer ("Issuer") of stock, membership units, partnership interests, bonds and/or other equity interests, as set forth on Schedule I attached hereto and made a part hereof, and each Pledgor may in the future acquire additional stock, membership units, partnership interests, bonds and/or other equity interests (all of such now owned or hereafter acquired stock, membership units, partnership interests, bonds and/or other equity interests being collectively referred to herein as the "Pledged Shares");

            NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, each Pledgor hereby agrees as follows:

            1. Pledge. Each Pledgor hereby pledges to the Pledgee, for the benefit of Pledgee and the Lenders, and grants to the Pledgee, for the benefit of Pledgee and the Lenders, a security interest in, the following (the "Pledged Collateral"):

            (a) the Pledged Shares now owned by such Pledgor and the certificates, if any, representing such Pledged Shares, and all dividends, cash, securities, instruments, rights and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

            (b) all additional shares of said stock, membership units, partnership interests, bonds and/or other equity interests acquired by such Pledgor in any manner, and the certificates, if any, representing such additional stock, membership units, partnership interests, bonds and/or other equity interests (any such additional stock, membership units, partnership interests, bonds, and/or other equity interests shall constitute part of the Pledged Shares under and as defined in this Agreement), and all dividends, cash, instruments, subscription warrants, securities and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such stock, membership units, partnership interests, bonds and/or other equity interests; and

            (c) all other property hereafter delivered to the Pledgee in substitution for, as proceeds of, or in addition to any of the foregoing, all certificates, instruments and documents representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

            2. Security for Liabilities. The Pledged Collateral secures the payment and performance of (i) all of the obligations, liabilities and indebtedness of each Pledgor (other than the Borrower) under the Guaranty, (ii) all of the obligations, liabilities and indebtedness of the Borrower under the Loan Agreement and the Other Agreements, and (iii) and all obligations of each Pledgor now or hereafter existing under this Agreement (all such obligations, liabilities and indebtedness under the Guaranty and the Loan Agreement, and all such obligations of each Pledgor now or hereafter existing under this Agreement being referred to herein as the "Liabilities").

            3. Delivery of Pledged Shares. Except as provided in the Loan Agreement, all certificates, instruments or documents, if any, representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. In the event any or all of the Pledged Shares are evidenced by a book entry, the Pledgors shall execute and deliver or cause to be executed and delivered to Pledgee such control agreements, documents, and agreements as are required by Pledgee to create and perfect a security interest in such uncertificated Pledged Shares. In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.


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

            4. Representations and Warranties. Each Pledgor represents and warrants as follows:

            (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

            (b) Each Pledgor is, or at the time of any future delivery, pledge, assignment or transfer will be, the legal and beneficial owner of its Pledged Collateral, free and clear of any lien, security interest, pledge, warrant, option, purchase agreement, shareholders' agreement, restriction, redemption agreement or other charge, encumbrance or restriction of any nature on such Pledged Collateral, except for (i) the lien created by this Agreement, (ii) the options and warrants issued pursuant to the Central Garden Agreements (subject to the terms and provisions of the Central Garden Subordination Agreement), and
(iii) as otherwise provided in the Loan Agreement, with full right to deliver, pledge, assign and transfer such Pledged Collateral to the Pledgee as Pledged Collateral hereunder.

            (c) Except as provided in the Loan Agreement, the pledge of the Pledged Collateral pursuant to this Agreement creates a valid, perfected and only security interest in the Pledged Collateral, securing the payment of the Liabilities.

            (d) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the pledge by each Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by each Pledgor, or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with a disposition of such shares by laws affecting the offering and sale of securities generally).

            (e) Each Pledgor has full power and authority to enter into this Agreement and has the right to vote, pledge and grant a security interest in the Pledged Collateral as provided by this Agreement.

            (f) None of the Pledged Shares has been issued in violation of any federal, state or other law, regulation or rule pertaining to the issuance of securities, or in violation of any rights, pre-emptive or otherwise, of any present or past stockholder of any Issuer described in Schedule I attached hereto and made a part hereof.

            5. Further Assistance. Each Pledgor agrees that at any time and from time to time, at the expense of the Pledgors, the Pledgors will, except as otherwise provided in the Loan Agreement, promptly execute and deliver, or cause to be executed and delivered, all certificates, if any, representing the Pledged Shares, stock and/or bond powers, proxies, assignments, instruments and documents; will take all steps necessary to properly register the transfer of the security interest hereunder on the books of the Issuer of any uncertificated securities included in the Pledged Shares; and will take all further action that may be necessary or desirable, or that the Pledgee may request in its sole discretion, in order to


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

perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof.

            6. Voting Rights; Dividends; Etc.

            (a) So long as no Event of Default (as hereinafter defined) or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default, shall have occurred (and be continuing):

                  (i) The Pledgors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; provided, however, that the Pledgors shall not exercise nor shall they refrain from exercising any such rights if such action could have a material adverse effect on the value of the Pledged Collateral or any part thereof.

                  (ii) The Pledgors shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral, provided however, that any and all

                  (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                  (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                  (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral, shall be Pledged Collateral, shall be forthwith delivered to the Pledgee to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Pledgee and the Lenders, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (iii) Each Pledgor shall execute and deliver (or cause to be executed and delivered) to the Pledgee all such proxies and other instruments as the Pledgee may (reasonably) request for the purpose of enabling the Pledgee to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive pursuant to paragraph (ii) above.


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

            (b) Upon the occurrence (and during the continuance) of an Event of Default (as hereinafter defined) or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

                  (i) All rights of the Pledgors to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Pledgee which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments; and

                  (ii) All dividends and interest payments which are received by any Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Pledgee and the Lenders, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Pledgee, for the benefit of the Pledgee and the Lenders, as Pledged Collateral in the same form as so received (with any necessary endorsements).

            7. Transfers and Other Liens; Additional Shares. Each Pledgor agrees that it will not (i) sell, assign, transfer, convey, exchange, pledge or otherwise dispose of, or grant any option, warrant, right, contract or commitment with respect to, any of the Pledged Collateral without the prior written consent of the Pledgee, or (ii) create or permit to exist any lien, security interest, pledge, proxy, purchase arrangement, restriction, redemption agreements, shareholders' agreement or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the lien permitted under the Loan Agreement.

            8. Application of Proceeds of Sale or Cash Held as Collateral. The proceeds of sale of Pledged Collateral sold pursuant to this Agreement and/or the cash held as Pledged Collateral hereunder shall be (a) retained by the Pledgee as cash collateral for the Liabilities, or (b) at the election of the Pledgee, applied by the Pledgee as follows:

            First: to payment of the costs and expenses of such sale, including the out-of-pocket expenses of the Pledgee and the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith, and to the payment of all advances made by the Pledgee for the account of each Pledgor hereunder, and the payment of all costs and expenses incurred by the Pledgee in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to the Pledgee;

            Second: to the payment of interest accrued and unpaid, if any, on any of the Liabilities to and including the date of such application and then to the payment or prepayment of principal of any of the Liabilities and then to the payment of the balance of the Liabilities in such order as Pledgee may determine in its sole discretion; and


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

            Third: the balance, if any, of such proceeds shall be paid to the Pledgors, or their successors or assigns, or as a court of competent jurisdiction may direct.

            9. The Pledgee Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Pledgee as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to any Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

            10. The Pledgee May Perform. If any Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgors under Section 16.

            11. Reasonable Care. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral; provided, however, that upon any Pledgor's instruction, the Pledgee shall use reasonable efforts to take such action as such Pledgor directs the Pledgee to take with respect to calls, conversions, exchanges, maturities, tenders, rights against other parties or other similar matters relative to the Pledged Collateral, but failure of the Pledgee to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Pledgee to preserve or protect any rights with respect to the Pledged Collateral against prior parties, or to do any act with respect to preservation of the Pledged Collateral not so requested by any Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Pledged Collateral.

            12. Subsequent Changes Affecting Collateral. Each Pledgor represents to the Pledgee that such Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and each Pledgor agrees that neither the Pledgee nor any Lender shall have any responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.


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

            13. Events of Default; Remedies upon an Event of Default.

            (a) The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Agreement:

                  (i) there occurs (and is continuing) an Event of Default under and as defined in the Loan Agreement;

                  (ii) any Pledgor fails to perform or observe any term, covenant or agreement contained in this Agreement on its part to be performed or observed, or any representation or warranty made by any Pledgor in this Agreement shall be untrue or misleading in any material respect as of the date with respect to which such representation or warranty was made;

                  (iii) a notice of lien, levy or assessment is filed or recorded with respect to all or a substantial part of the Pledged Collateral, except for a lien, levy or assessment which relates to current taxes not yet due and payable; and

                  (iv) all or a substantial part of the Pledged Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors.

            (b) If any Event of Default shall have occurred (and be continuing), the Pledgee shall have, in addition to all other rights given by law or by this Agreement, the Loan Agreement or otherwise, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code ("Code") in effect in the State of Illinois at that time and the Pledgee may, without notice and at its option, transfer or register the Pledged Collateral or any part thereof on the books of the Issuer thereof into the name of the Pledgee or the Pledgee's nominee(s), with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, with respect to any Pledged Collateral which shall then be in or shall thereafter come into the possession or custody of the Pledgee, the Pledgee may sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as the Pledgee may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever, except for claims, encumbrances or rights that may arise without the knowledge or consent of any Pledgor. Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Pledgee will give the Pledgors reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of notice shall deemed to be a reasonable authenticated notice of disposition if it is mailed to the Pledgors as provided in Section 19 below, at least ten (10)


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

days before the time of the sale or disposition and (i) such notice shall describe the applicable Pledgor and the Pledgee, (ii) describe the Pledged Collateral that is the subject of the intended disposition, (iii) state the method of intended disposition, (iv) state that such Pledgor is entitled to an accounting of the Liabilities and state the charge, if any, for an accounting and (v) state the time and place of any public disposition or the time after which any private sale is to be made. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The Pledgee may disclaim any warranties that might arise in connection with the sale or other disposition of the Pledged Collateral and the Pledgee has no obligation to provide any warranties at such time. The Pledgee may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of Pledged Collateral. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, each Pledgor agrees that upon the occurrence or existence of any Event of Default, the Pledgee may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement, restricting the prospective purchasers to those who can make the representations and agreements required of purchasers of securities in private placements. In so doing, the Pledgee may solicit offers to buy the Pledged Collateral, or any part of it, for cash, from a limited number of investors deemed by the Pledgee in its judgment, to be responsible parties who might be interested in purchasing the Pledged Collateral, and if the Pledgee solicits such offers from not less than three (3) such investors, then the acceptance by the Pledgee of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of the Pledged Collateral.

            In addition, upon the occurrence of an Event of Default (and during the continuance), all rights of the Pledgors to exercise the voting and other rights which they would otherwise be entitled to exercise and to receive cash dividends and interest payments, shall cease, and all such rights shall thereupon become vested in the Pledgee as provided in Section 6.

            14. Authority of The Pledgee. The Pledgee shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Pledgee by the terms hereof, together with such powers as are incidental thereto. The Pledgee may execute any of its duties hereunder by or through agents or employees. Neither the Pledgee, nor any Lender, nor any director, officer, agent or employee of the Pledgee or any Lender, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. Each Pledgor hereby agrees to indemnify and hold harmless the Pledgee, each Lender and/or any such director, officer, agent or employee from and against any and all liability incurred by any of them, hereunder or in connection herewith, unless such liability shall be due to its or their own gross negligence or willful misconduct.


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

            15. Termination. This Agreement shall terminate when all the Liabilities have been fully paid and performed, at which time the Pledgee shall reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgors, or to such person or persons as the Pledgors shall designate, against receipt, such of the Pledged Collateral (if any) as shall not have been sold or otherwise applied by the Pledgee pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Pledgee and at the expense of the Pledgors.

            16. Expenses. The Pledgors jointly and severally agree to reimburse the Pledgee, on demand, for any and all reasonable expenses of the Pledgee and the Lenders, including the reasonable fees and expenses of their counsel and of any experts and agents, which the Pledgee and such Lenders may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the registration of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Pledgee and the Lenders hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

            17. Security Interest Absolute. All rights of the Pledgee and security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

                  (i) any lack of validity or enforceability of the Loan Agreement or an other agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Loan Agreement;

                  (iii) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Liabilities; or

                  (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Liabilities or of this Agreement.

            18. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            19. Notices. Any notice required or desired to be served, given or delivered hereunder shall be in writing (including facsimile transmission), and shall be deemed to have been validly served, given or delivered upon the earlier of (a) personal


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

delivery to the address set forth below (b) in the case of mailed notice, three
(3) days after deposit in the United States mails, with proper postage for certified mail, return receipt requested, prepaid, and in the case of Pledgee, upon actual receipt by Pledgee or in the case of notice by Federal Express or other reputable overnight courier service, one (1) Business Day after delivery to such courier service, and (c) in the case of facsimile transmission, upon transmission with confirmation of receipt, addressed to the party to be notified as follows:

            If to any Pledgor:          c/o Easy Gardener Products, Ltd.
                                        3022 Franklin Avenue
                                        Waco, Texas 76710
                                        Attention: Richard Kurz
                                        Facsimile Number: (254) 753-0468

            If to the Pledgee:          LaSalle Business Credit, LLC
                                        135 South LaSalle Street
                                        Chicago, Illinois 60603-4105
                                        Attention: Steve Fenton, Esq.
                                        Facsimile Number: (312) 904-6109

or to such other address as any of the parties may hereafter designate for itself by written notice to the other parties in the manner herein prescribed.

            20. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Liabilities; (ii) be binding upon each Pledgor and each Pledgor's successors and assigns; and (iii) inure to the benefit of the Pledgee and the Lenders and their successors, transferees and assigns.

            21. Waivers. Each Pledgor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or default with respect to any of the Liabilities, and all other notices to which the Pledgors might otherwise be entitled, except as otherwise expressly provided herein or in the Loan Agreement.

            22. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to conflict of laws provisions) and decisions of the State of Illinois. Unless otherwise defined herein, terms defined in Articles 8 and 9 of the Illinois Uniform Commercial Code are used herein as therein defined. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be interpreted in such manner as to be ineffective or invalid under applicable law, such provisions shall be ineffective or invalid only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            23. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the text shall indicate.


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

            24. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

                            [Signature Pages Follow]


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

            IN WITNESS WHEREOF, the Pledgors and the Pledgee have each caused this Agreement to be duly executed and delivered by its officer, if any, thereunto duly authorized as of the date first above written.

                                        PLEDGORS:

                                        EYAS INTERNATIONAL, INC.

                                        By Richard M. Kurz
                                           ---------------
                                        Title CFO
                                              ---


                                        EG PRODUCT MANAGEMENT, L.L.C.

                                        By Richard M. Kurz
                                           ---------------
                                        Title CFO
                                              ---


                                        EG, L.L.C.

                                        By Richard M. Kurz
                                           ---------------
                                        Title CFO
                                              ---


                                        EASY GARDENER PRODUCTS, LTD.

                                        By Richard M. Kurz
                                           ---------------
                                        Title CFO
                                              ---


                                        WEATHERLY CONSUMER PRODUCTS GROUP, INC.

                                        By Richard M. Kurz
                                           ---------------
                                        Title CFO
                                              ---

                                        PLEDGEE:

                                        LASALLE BUSINESS CREDIT, LLC, as Agent

                                        By William Staple
                                           --------------
                                        Title First Vice President
                                              --------------------

                                   SCHEDULE I

                                PLEDGED INTERESTS

-----------------------------------------------------------------------------------------------------
    Pledgor        Pledged Entity       Type of Equity      Certificate      Number of     Percentage
                                           Interest           Numbers          Shares          of
                                           Pledged                                        Outstanding
                                                                                             Shares
-----------------------------------------------------------------------------------------------------
EYAS               EG, L.L.C.             Membership            N/A                           100%
International,                            Interest
Inc.
-----------------------------------------------------------------------------------------------------
EYAS               EG Product             Membership            N/A                           100%
International,     Management,            Interest
Inc.               L.L.C.
-----------------------------------------------------------------------------------------------------
EG Product         Easy Gardener          Limited               N/A                           100%
Management,        Products, Ltd.         Liability
L.L.C.                                    Partnership
-----------------------------------------------------------------------------------------------------
EG, L.L.C.         Easy Gardener          Limited               N/A                           100%
                   Products, Ltd.         Liability
                                          Partnership
-----------------------------------------------------------------------------------------------------
Easy Gardener      NBU Group, LLC         Membership            N/A                           100%
Products, Ltd.                            Interest
-----------------------------------------------------------------------------------------------------
Easy Gardener      Easy Gardener,         Shares                              100,000         100%
Products, Ltd.     U.K., Ltd.
-----------------------------------------------------------------------------------------------------
Easy Gardener      Weatherly              Shares                               10,000         100%
Products, Ltd.     Consumer
                   Products Group,
                   Inc.
-----------------------------------------------------------------------------------------------------
Weatherly          Weatherly              Shares                                3,000         100%
Consumer           Consumer
Products Group,    Products, Inc.
Inc.
-----------------------------------------------------------------------------------------------------